UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2009

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 19, 2008, Hana Biosciences, Inc. (the “Company”) received notice from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market, LLC (“Nasdaq”) that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(3) (the “Rule”), which requires the Company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. On December 4, 2008, the Company submitted to the Staff a specific plan to achieve and sustain compliance with all requirements for continued listing on the Nasdaq Capital Market, and on December 22, 2008, the Company received notice from the Staff granting the Company an extension until March 4, 2009 to regain compliance with the Rule.

The Company did not regain compliance with the Rule on or prior to March 4, 2009 and, accordingly, on March 5, 2009, the Company received written notification from the Staff (the “Staff Determination”) stating that the Company’s common stock would be subject to delisting from the Nasdaq Capital Market as a result of the deficiency.

The Company intends to request a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination, which will stay any action with respect to the Staff Determination and allow the Company’s common stock to continue being listed on the Nasdaq Capital Market until the Panel renders a decision subsequent to the hearing. At the hearing, the Company intends to present a plan to regain compliance with the Rule and request that the Panel allow the Company additional time in which to regain compliance. There can be no assurance that such a request will be granted or that the Panel will permit the Company to continue to list its common stock on the Nasdaq Capital Market.

On March 11, 2009, the Company issued a press release announcing receipt of the Staff Determination.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2009	Hana Biosciences, Inc.

	By:	/s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Press release dated March 11, 2009.